Exhibit 99.1

FOR IMMEDIATE RELEASE

VeraSun Energy Corporation Launches Chapter 11 Case

To Enhance Liquidity While It Reorganizes

Production Facilities Expected to Continue Operations

Sioux Falls, S.D., October 31, 2008 - VeraSun Energy Corporation (NYSE: VSE), one of the nation’s largest ethanol producers announced today the Company and 24 of its subsidiaries have filed voluntary petitions for relief under chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware to enhance liquidity while they reorganize.

The filing was precipitated by a series of events that led to a contraction in VeraSun’s liquidity, impairing its ability to operate its business and invest in production facilities. The Company suffered significant losses in the third quarter of 2008 from a dramatic spike in its corn costs, reflecting in part costs attributable to its corn procurement and hedging arrangements, and historically unfavorable margins. Beginning in the third quarter, worsening capital market conditions and a tightening of trade credit resulted in severe constraints on the Company’s liquidity position. Faced with these constraints, VeraSun and 24 of its subsidiaries filed their chapter 11 petitions to facilitate access to additional liquidity while they reorganize to take better advantage of VeraSun’s position as one of the nation’s largest producers of ethanol.

Company Intends To Maintain Operations

During the chapter 11 proceedings, VeraSun plans to resume normal operations. The Company has taken steps to ensure continued supply of product to its customers and to fulfill all customer obligations. In that regard, VeraSun is working closely with its lenders and expects to reach an agreement before the “first-day” hearing on Monday for additional committed financing to provide adequate liquidity to fund operations in the normal course.

The Company expects that it will not scale back its purchases of raw materials, and corn and other suppliers will continue to be paid in full for all goods and services furnished after the filing date as required by the Bankruptcy Code. The Company has also sought authority from the bankruptcy court to pay for goods delivered to the Company on or after October 11, 2008.

VeraSun has also requested the bankruptcy court’s approval to continue to pay employees in the ordinary course without interruption, and expects the request to be granted as part of the court’s “first day” orders.

“Today’s filing allows VeraSun to address its short-term liquidity constraints as we navigate historically challenging market conditions while we focus on restructuring to address the company’s long-term future,” Don Endres CEO said. “We appreciate the loyalty of our employees, customers and suppliers during this challenging time.”

About VeraSun Energy Corporation

VeraSun Energy Corp. (NYSE: VSE), headquartered in Sioux Falls, S.D., is a leading producer and marketer of ethanol and distillers grains. Founded in 2001, the company has a fleet of 16 production facilities in eight states, of which one is still under construction. VeraSun Energy is scheduled to have an annual production capacity of approximately 1.64 billion gallons of ethanol and more than 5 million tons of distillers grains by the end of 2008.

VeraSun also markets E85, a blend of 85 percent ethanol and 15 percent gasoline for use in Flexible Fuel Vehicles (FFVs), directly to fuel retailers under the brand VE85®. For more information, please visit VeraSun Energy’s websites at www.verasun.com or www.VE85.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In particular, statements by VeraSun and its subsidiaries (the “Company”) regarding future events and developments and the Company’s future performance, including statements regarding proceedings relating to the Company’s petitions for relief under Chapter 11 of Title 11 of the United States Code and the Company’s operations and funding during the chapter 11 process, as well as other statements of management’s expectations, anticipations, beliefs, plans, intentions, targets, estimates, or projections and similar expressions relating to the future, are forward-looking statements within the meaning of these laws. Forward-looking statements in some cases can be identified by their being preceded by, followed by or containing words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” and other similar expressions. Forward-looking statements are based on assumptions and assessments made by the Company’s management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements are not guarantees of the Company’s future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements. Except as required by law, the Company undertakes no obligation to update any forward-looking statements.

Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements include the following: the ability of the Company to continue as a going concern; the ability of the Company to obtain debtor-in-possession financing and to operate pursuant to the terms of any debtor-in-possession financing; the Company’s ability to obtain court approval with respect to motions in the chapter 11 proceeding prosecuted by it from time to time, including approval of motions relating to the priority of the lender’s security interest under any debtor-in-possession financing; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and employees; the ability of the Company to attract and retain customers; the volatility and uncertainty of corn, natural gas, ethanol, unleaded gasoline and other commodities prices; the Company’s ability to generate sufficient liquidity to fund its operations and capital expenditures; the results of the Company’s hedging transactions and other risk mitigation strategies; risk of potential goodwill and other intangible impairment; operational disruptions at the Company’s facilities; the effects of vigorous competition and excess capacity in the industries in which the Company operates; the costs and business risks associated with developing new products and entering new markets; the development of infrastructure related to the sale and distribution of ethanol; the effects of other mergers and consolidations in the biofuels industry and unexpected announcements or developments from others in the biofuels industry; the uncertainties related to the Company’s acquisitions of US BioEnergy Corporation, ASA OpCo Holdings, LLC and other businesses, including the Company’s ability to achieve the expected benefits from these acquisitions; the impact of any new, emerging and competing technologies on the Company’s business; the possibility of one or more of the markets in which the Company competes being impacted by political, legal and regulatory changes or other external factors over which the Company has no control; changes in or elimination of governmental laws, credits, tariffs, trade or other controls or enforcement practices; the impact of any potential Renewable Fuel Standards waiver; the Company’s ability to comply with various environmental, health, and safety laws and regulations; the success of the Company’s marketing and sales efforts; the Company’s reliance on key management personnel; the Company’s ability to secure additional financing; the volatility of the market price of VeraSun’s stock; the Company’s ability to implement additional financial and management controls, reporting systems and procedures and continue to comply with Section 404 of the Sarbanes-Oxley Act, as amended; and the risk factors described in VeraSun’s filings with the Securities and Exchange Commission, including the prospectus supplement filed on September 16, 2008. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities and VeraSun’s common stock. No assurance can be given as to what values, if any, will be ascribed in the chapter 11 proceeding to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Contact

Media:

Mike Lockrem

605-978-7055

mlockrem@verasun.com

Investors:

Patty Dickerson

605-978-7137

pdickerson@verasun.com